Exhibit 99.1

                       AGREEMENT OF FILING OF SCHEDULE 13G

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated:  October 5, 2007

 WARBURG, PINCUS EQUITY PARTNERS, L.P.

By:  Warburg Pincus Partners LLC, its General Partner
By:  Warburg Pincus & Co., its Managing Member

By:    /s/ Scott A. Arenare
       -----------------------------
Name:  Scott A. Arenare
Title: Partner


WARBURG PINCUS PARTNERS LLC

By:  Warburg Pincus & Co., its Managing Member

By:    /s/ Scott A. Arenare
       -----------------------------
Name:  Scott A. Arenare
Title: Partner


WARBURG PINCUS & CO.

By:    /s/ Scott A. Arenare
       -----------------------------
Name:  Scott A. Arenare
Title: Partner


WARBURG PINCUS LLC

By:    /s/ Scott A. Arenare
       -----------------------------
Name:  Scott A. Arenare
Title: Managing Director


By:    /s/ Scott A. Arenare
       -----------------------------
Name:  Charles R. Kaye
By:    Scott A. Arenare, Attorney-in-Fact*


By:    /s/ Scott A. Arenare
       -----------------------------
Name:  Joseph P. Landy
By:    Scott A. Arenare, Attorney-in-Fact**



* The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.